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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):      September 29, 2002
                                                 -------------------------------

                               Health Grades, Inc.
--------------------------------------------------------------------------------
                 (Exact Name of Registrant Specified in Charter)

            Delaware                     0-22019                 62-1623449
-------------------------------  ------------------------    -------------------
(State or Other Jurisdiction of  (Commission File Number)     (I.R.S. Employer
         Incorporation)                                      Identification No.)

     44 Union Boulevard, Suite 600
           Lakewood, Colorado                             80228
----------------------------------------                ----------
(Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:       (303) 716-0041
                                                   -----------------------------

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On September 29, 2002, our Audit Committee, pursuant to authority delegated by our Board of Directors, dismissed Ernst & Young LLP ("E&Y") as our independent public accountants, effective on that date.

         In addition, on September 29, 2002, our Audit Committee engaged Grant Thornton LLP as our new independent accountants to audit our financial statements for the fiscal year ended December 31, 2002.

         E&Y's reports on our consolidated financial statements for either of our two fiscal years ended December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the two fiscal years ended December 31, 2001 and through the date of E&Y's dismissal, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y 's satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements. The Company has requested E&Y to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter dated October 15, 2002 is filed as an Exhibit to this Form 8-K/A.

ITEM 7. EXHIBITS

16  Accountant's Letter dated October 16, 2002




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          HEALTH GRADES, INC.
                                             (Registrant)

                                          By: /s/ Allen Dodge
                                             -----------------------------------
                                             Allen Dodge
                                             Senior Vice President - Finance/CFO


Dated:  October 16, 2002




                                       3
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                                  EXHIBIT INDEX

EXHIBIT
  NO.                              DESCRIPTION
-------                            -----------
  16                           Accountant's Letter